UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2021

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

905 West Fulton Market, Suite 200, Chicago, Illinois 60607

(Address of principal executive offices, including zip code)

(847) 943-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, no par value	MDLZ	The Nasdaq Global Select Market
1.000% Notes due 2022	MDLZ22	The Nasdaq Stock Market LLC
1.625% Notes due 2023	MDLZ23	The Nasdaq Stock Market LLC
1.625% Notes due 2027	MDLZ27	The Nasdaq Stock Market LLC
2.375% Notes due 2035	MDLZ35	The Nasdaq Stock Market LLC
4.500% Notes due 2035	MDLZ35A	The Nasdaq Stock Market LLC
3.875% Notes due 2045	MDLZ45	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Redemption of 1.000% Notes Due 2022

On March 1, 2021, Mondelēz International, Inc. (the “Company”) issued a press release calling for redemption the entire €500,000,000 aggregate principal amount of its outstanding 1.000% Notes due 2022 (CUSIP No. 609207AD7 / ISIN No. XS1197269647) (the “1.000% Notes”), which were issued pursuant to the Indenture, dated as of March 6, 2015 (as supplemented and amended from time to time, the “ 2015 Base Indenture”), by and between the Company and Deutsche Bank Trust Company Americas, as trustee, as supplemented by the Officers’ Certificate of the Company, dated as of March 6, 2015, issued pursuant to Section 301 of the 2015 Base Indenture.

The 1.000% Notes will be redeemed on March 31, 2021 (the “Redemption Date”), at a redemption price equal to the greater of (1) 100% of the principal amount of the 1.000% Notes to be redeemed or (2) the sum of the present values of the Remaining Scheduled Payments (as defined in the 1.000% Notes) discounted to the Redemption Date, on an annual basis (ACTUAL/Actual (ICMA)) (as defined in the 1.000% Notes) at rate equal to the applicable Treasury Rate (as defined in the 1.000% Notes) plus 15 basis points, plus, in either case, accrued and unpaid interest, if any, thereon to, but excluding, the Redemption Date.

Redemption of 1.625% Notes Due 2023

On March 1, 2021, the Company issued a press release calling for redemption the entire €700,000,000 aggregate principal amount of its outstanding 1.625% Notes due 2023 (CUSIP No. 609207AJ4 / ISIN No. XS1346872580) (the “1.625% Notes”), which were issued pursuant to the 2015 Base Indenture, as supplemented by the Officers’ Certificate of the Company, dated as of January 21, 2016, issued pursuant to Section 301 of the 2015 Base Indenture.

The 1.625% Notes will be redeemed on the Redemption Date at a redemption price equal to the greater of (1) 100% of the principal amount of the 1.625% Notes to be redeemed or (2) the sum of the present values of the Remaining Scheduled Payments (as defined in the 1.625% Notes) discounted to the Redemption Date, on an annual basis (ACTUAL/Actual (ICMA)) (as defined in the 1.625% Notes) at a rate equal to the applicable Treasury Rate (as defined in the 1.625% Notes) plus 25 basis points, plus, in either case, accrued and unpaid interest, if any, thereon to, but excluding, the Redemption Date.

Redemption of 2.125% Notes Due 2023

On March 1, 2021, the Company issued a press release calling for redemption the entire $500,000,000 aggregate principal amount of its outstanding 2.125% Notes due 2023 (CUSIP No. 609207AS4 / ISIN No. US609207AS49) (the “2.125% Notes”), which were issued pursuant to the 2015 Base Indenture, as supplemented by the Officers’ Certificate of the Company, dated as of April 13, 2020, issued pursuant to Section 301 of the 2015 Base Indenture.

The 2.125% Notes will be redeemed on the Redemption Date at a redemption price equal to the greater of (1) 100% of the principal amount of the 2.125% Notes to be redeemed or (2) the sum of the present values of each remaining scheduled payment of principal and interest thereon (exclusive of interest accrued to the Redemption Date) that would have been payable if the 2.125% Notes matured on March 13, 2023 discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the 2.125% Notes) plus 30 basis points, plus accrued and unpaid interest, if any, thereon to, but excluding, the Redemption Date.

Redemption of 4.000% Notes Due 2024

On March 1, 2021, the Company issued a press release calling for redemption of the $492,460,000 outstanding amount of the $1,750,000,000 aggregate principal amount of its outstanding 4.000% Notes due 2024 (CUSIP No. 609207AB1 / ISIN No. US609207AB14) (the “4.000% Notes”), which were issued pursuant to the Indenture, dated as of October 17, 2001 (as supplemented and amended from time to time, the “2001 Base Indenture”), by and between the Company and Deutsche Bank Trust Company Americas (as successor to The Bank of New York, as successor to The Chase Manhattan Bank), as trustee, as supplemented by the Officers’ Certificate of the Company, dated as of January 16, 2014, issued pursuant to Section 301 of the 2001 Base Indenture.

The 4.000% Notes will be redeemed on the Redemption Date at a redemption price equal to the greater of (1) 100% of the principal amount of the 4.000% Notes to be redeemed or (2) the sum of the present values of each remaining scheduled payment of principal and interest thereon (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the 4.000% Notes) plus 17.5 basis points, plus accrued and unpaid interest on the principal amount of the 4.000% Notes to, but not including, the Redemption Date.

The Company expects to publish the actual redemption prices for the 1.000% Notes, the 1.625% Notes, the 2.125% Notes and the 4.000% Notes in the investor section of its website (http://www.mondelezinternational.com/investors) once they have been determined.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Mondelēz International, Inc. Press Release, dated March 1, 2021.

104	The cover page from Mondelēz International, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Ellen M. Smith
Name:	Ellen M. Smith
Title:	Senior Vice President and Chief Counsel, Corporate Secretary

Date: March 1, 2021